Exhibit 10.62
SECOND AMENDMENT TO
LOAN AGREEMENT
This SECOND AMENDMENT TO LOAN AGREEMENT, dated as of July ___, 2008, is between RZB FINANCE LLC (“RZB”) and Rio Vista Energy Partners L.P. (the “Borrower”).
W I T N E S S E T H:
WHEREAS, RZB and the Borrower are parties to a Loan Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein having the meanings ascribed thereto in the Loan Agreement unless otherwise defined herein); and
WHEREAS, the Borrower and RZB desire to amend the Loan Agreement in several respects.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Amendments.
The Loan Agreement is hereby amended, effective on the Effective Date referred to in Section 2 hereof, by amending and restating the definition of Maturity Date as follows:
““Maturity Date” means August 29, 2008.”
Section 2. Effectiveness of Amendment.
This Second Amendment shall become effective on the date (the “Effective Date”) on which RZB shall have received (a) this Second Amendment duly executed by all parties hereto, (b) consents substantially in the form attached hereto (the “Consents”) duly executed by the Guarantors and subordinated creditors (the names of which are set forth on the Consents), as applicable and (c) such partnership or other authorization documents of the Borrower, the Guarantors and such subordinated creditors, as required by RZB, and opinions of counsel as RZB shall request.

Section 3. Effect of Amendment; Ratification; Representations; etc.
(a) On and after the date hereof, when counterparts of this Second Amendment shall have been executed by all parties hereto, this Second Amendment shall be a part of the Loan Agreement, all references to the Loan Agreement in the Loan Agreement and the other Loan Documents shall be deemed to refer to the Loan Agreement as amended by this Second Amendment, and the term “this Agreement”, and the words “hereof”, “herein”, “hereunder” and words of similar import, as used in the Loan Agreement, shall mean the Loan Agreement as amended hereby.
(b) Except as expressly set forth herein, this Second Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Loan Agreement, as amended hereby, and the Loan Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.
(c) In order to induce RZB to enter into this Second Amendment, the Borrower represents and warrants to RZB that before and after giving effect to the execution and delivery of this Second Amendment:
(i) the representations and warranties of the Borrower set forth in the Loan Agreement and in the other Loan Documents are true and correct (except that for the purpose of this Section 3(c)(i), the references to “Subsidiaries” in subsections 4.3(c) (second reference only), 4.8, 4.9, 4.10, 4.12, 4.15, 4.18 and 4.19 shall be deemed to be references to “Restricted Subsidiaries”),
(ii) no Default or Event of Default has occurred and is continuing; and
(iii) none of the Borrower or any Guarantor is (or will be at any time) a party to any Related Contract (as defined in the MSA).
(d) The Borrower further represents and warrants to RZB that (i) Northport Production Company (“NPC”) has agreed with the Borrower and Rio Vista Penny LLC (“Penny”) that it will be replaced as the Manager under and as defined in the MSA, (ii) on or prior to the Maturity Date (as extended by this Second Amendment), NPC will be replaced as Manager under and as defined in the MSA, on terms and conditions and subject to documentation (including, without limitation, a subordination agreement) satisfactory to RZB in its sole discretion, (iii) neither it nor Penny has incurred any Indebtedness or other obligations owing to NPC under the MSA or otherwise and (iv) neither it nor Penny will, on or after the date hereof, incur any Indebtedness or other obligations owing to NPC under the MSA or otherwise.
Section 4. New York Law.
This Second Amendment shall be construed in accordance with and governed by the laws of the State of New York, without regard to New York conflicts of laws principles.

Section 5. Severability.
If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.
Section 6. Counterparts.
This Second Amendment may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement. Signatures of the parties may appear on separate counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

RIO VISTA ENERGY PARTNERS L.P.			RZB FINANCE LLC

By: Rio Vista GP LLC, as its General Partner

By:	/s/ Ian Bothwell		By:

	Name:	Ian Bothwell		Name:
	Title:	Acting Chief Executive Officer		Title:

By:

Name:
Title:

GUARANTOR CONSENT
Each of the undersigned hereby (i) consents to the terms and provisions of the Second Amendment to Loan Agreement to which this Guarantor Consent is attached (the “Second Amendment”; capitalized terms used herein having the meanings given to them in the Second Amendment unless otherwise defined herein) and (ii) affirms the terms, conditions and the undersigned’s obligations under and in connection with the guarantees made by each of the undersigned in favor of RZB (the “Guarantees”) and confirms that its obligations thereunder are and shall remain in full force and effect and apply to the Loan Agreement as amended by the Second Amendment.
Each of the undersigned further acknowledges and agrees that the Existing Security Agreements (as defined below) and the liens and security interests granted under the Existing Security Agreements shall remain in full force and effect, shall continue without interruption as security for all of such undersigned’s present and future liabilities and obligations to RZB under the Guarantees and each of the other Loan Documents to which it is a party and shall not be limited or impaired by the Second Amendment. “Existing Security Agreements” shall mean (i) the General Security Agreement dated February 13, 2002 between Penn Octane Corporation and RZB (as amended, supplemented or otherwise modified from time to time), (ii) the General Security Agreement dated September 15, 2004 between Rio Vista Operating Partnership L.P. and RZB (as amended, supplemented or otherwise modified from time to time), (iii) the Mortgage, Deed of Trust and Security Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time), recorded on July 27, 2007 in Hopewell County, Virginia (instrument #070002627) executed by Regional Enterprises, Inc. and (iv) the Assignment of Leases and Rents dated July 26, 2007 (as amended, supplemented or otherwise modified from time to time), recorded on July 27, 2007 in Hopewell County, Virginia (instrument #070002628) executed by Regional Enterprises, Inc.

PENN OCTANE CORPORATION

By:	/s/ Ian Bothwell Name: Ian Bothwell
Title: Acting Chief Executive Officer

RIO VISTA OPERATING PARTNERSHIP L.P.

By: Rio Vista Operating GP LLC

By:	/s/ Ian Bothwell Name: Ian Bothwell
Title: Acting Chief Executive Officer

REGIONAL ENTERPRISES, INC.

By:	/s/ Ian Bothwell Name: Ian Bothwell
Title: Acting Chief Executive Officer

SUBORDINATED CREDITOR CONSENT
Each of the undersigned hereby:
(i) reaffirms the terms, conditions and such undersigned’s obligations under and in connection with (a) the Agreement of Subordination and Assignment dated November 18, 2007 (as amended, supplemented or otherwise modified from time to time, the “Penny-Northport Subordination Agreement”) executed by Rio Vista Penny LLC, Northport Production Company and the Borrower and (b) the Agreement of Subordination and Assignment dated November ___, 2007 (as amended, supplemented or otherwise modified from time to time, the “Moores Subordination Agreement” and together with the Penny-Northport Subordination Agreement, the “Subordination Agreements”) executed by Gary Moores and the Borrower; and
(ii) confirms that the Liabilities (as defined in each of the Subordination Agreements) include, without limitation, all Liabilities arising from Loans (as defined in the Loan Agreement) and other extensions of credit made by RZB after giving effect to the Second Amendment to Loan Agreement to which this Subordinated Creditor Consent is attached (the “Second Amendment”; capitalized terms used herein having the meanings given to them in the Second Amendment unless otherwise defined herein).

RIO VISTA PENNY LLC

By:	/s/ Ian Bothwell Name: Ian Bothwell
Title: President/Manager

By:

Name:
Title:

Gary Moores		Witness as to signature of Gary Moores

RIO VISTA PENNY LLC
OFFICER’S CERTIFICATE
THIS CERTIFICATION is made in connection with certain transactions contemplated by that certain Loan Agreement dated July 26, 2007, by and between RZB Finance LLC and Rio Vista Energy Partners L.P. (the “Partnership”), whereby Rio Vista Penny LLC (the “Company”) has been asked to subordinate certain amounts owed to it by the Partnership pursuant to an Agreement of Subordination and Assignment dated November 18, 2007, and the holders party thereto from time to time, including:
(i) that certain Second Amendment to Loan Agreement (the “Second Amendment”) by and between RZB Finance LLC and Rio Vista Energy Partners L.P.; and
(ii) that certain Subordinated Creditor Consent by which the Company consents to the terms and conditions of the Second Amendment; and
I, Ian Bothwell, hereby certify that I am the sole member of the Company and that I am authorized to execute and deliver this Certificate for and on behalf of the Corporation, and I hereby certify further as follows:
1. Attached hereto as Exhibit A is a true, correct and complete copy of the duly adopted resolutions of the Members and the Managers of the Company dated effective as of July 17, 2008, authorizing the execution, delivery and performance of the Subordinated Creditor Consent by the Company and the consummation of the transactions contemplated thereby. Such resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof.
2. The current officer of the Company and his authorized signature are as follows:

Ian Bothwell	Manager	/s/ Ian Bothwell
IN WITNESS WHEREOF, I have executed this Certificate for and on behalf of the Company effective this 17th day of July 2008.

RIO VISTA PENNY LLC
By:	/s/ Ian Bothwell
	Name:	Ian Bothwell
	Title:	Manager

Resolutions of the Board of Directors

REGIONAL ENTERPRISES, INC.
OFFICER’S CERTIFICATE
THIS CERTIFICATION is made in connection with the transactions contemplated by the Second Amendment to Loan Agreement dated as of July 26, 2007 (the “Amendment”), by and between Rio Vista Energy Partners L.P., a Delaware limited partnership (“RVEP”), and RZB Finance LLC, a Delaware limited liability company (“RZB”).
I, Ian T. Bothwell, hereby certify that I am the duly appointed Acting Chief Executive Officer of Regional Enterprises, Inc., a Virginia corporation (the “Corporation”), and that I am authorized to execute and deliver this Certificate for and on behalf of the Corporation, and I hereby certify further as follows:
1. Attached hereto as Exhibit A is a true, correct and complete copy of the duly adopted resolutions of the Corporation dated effective as of July 17, 2008, consenting to the execution, delivery and performance of the Amendment and the consummation of the transactions contemplated thereby. Such resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof.
2. The current officer of the Corporation and his authorized signature are as follows:

Ian T. Bothwell	Acting Chief Executive Officer	/s/ Ian T. Bothwell
3. The organizational and formation documents of the Corporation that had previously been delivered to RZB have not been amended since the date of delivery of such documents to RZB, and such documents remain in full force and effect.
IN WITNESS WHEREOF, I have executed this Certificate for and on behalf of the Corporation effective this 17th day of July, 2008.

REGIONAL ENTERPRISES, INC.
By:	/s/ Ian T. Bothwell
	Name:	Ian T. Bothwell
	Title:	Acting Chief Executive Officer

The undersigned, Vice President of Regional Enterprises, Inc., does hereby certify that Ian T. Bothwell is the duly appointed Acting Chief Executive Officer of Regional Enterprises, Inc., and the signature appearing above is his genuine signature.
IN WITNESS WHEREOF, I have executed this Certificate for and on behalf of Regional Enterprises effective this 17th day of July, 2008.

REGIONAL ENTERPRISES, INC.
By:
	Name:	Dan Mathews
	Title:	Vice President

Exhibit A
Resolutions of Sole Director

PENN OCTANE CORPORATION
OFFICER’S CERTIFICATE
THIS CERTIFICATION is made in connection with the transactions contemplated by the Second Amendment to Loan Agreement dated as of July 26, 2007 (the “Second Amendment”), by and between Rio Vista Energy Partners L.P., a Delaware limited partnership (“RVEP”), and RZB Finance LLC, a Delaware limited liability company (“RZB”).
I, Richard R. Canney, hereby certify that I am the duly appointed Chairman of the Board of Directors of POCC, and that I am authorized to execute and deliver this Certificate for and on behalf of POCC, and I hereby certify further as follows:
1. Attached hereto as Exhibit A is a true, correct and complete copy of the duly adopted resolutions of the Board of Directors of the POCC dated effective as of July 17, 2008, authorizing the consent to and the execution, delivery and performance of the Guarantor Consent to the Second Amendment by POCC and the consummation of the transactions contemplated thereby. Such resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof.
2. The current officer of the Corporation and his authorized signature are as follows:

Ian T. Bothwell	Acting Chief Executive Officer, Acting President, Vice President, Chief Financial Officer, Treasurer and Assistant Secretary	/s/ Ian T. Bothwell
3. The organizational and formation documents of the Corporation that had previously been delivered to RZB have not been amended since the date of delivery of such documents to RZB, and such documents remain in full force and effect.

IN WITNESS WHEREOF, I have executed this Certificate for and on behalf of POCC effective this 17th day of July, 2008.

PENN OCTANE CORPORATION
By:
	Name:	Richard R. Canney
	Title:	Chairman of the Board of Directors

The undersigned, Assistant Secretary of POCC, does hereby certify that Richard R. Canney is the duly appointed Chairman of the Board of Directors of POCC, and the signature appearing above is his genuine signature.
IN WITNESS WHEREOF, I have executed this Certificate for and on behalf of POCC effective this 17th day of July, 2008.

PENN OCTANE CORPORATION
By:	/s/ Ian T. Bothwell
	Name:	Ian T. Bothwell
	Title:	Assistant Secretary

Exhibit A
Resolutions of the Board of Director